UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2024

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California	95816
(Address of principal executive offices)	(Zip Code)

(818)-683-2765
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed on the Current Report on Form 8-K of DevvStream Corp. (the “Company”) filed with the U.S. Securities and Exchange Commission on November 11, 2024, the Company issued (i) $3,000,000 of new 5.3% secured convertible notes to Focus Impact Sponsor, LLC, a Delaware limited liability company (the "Sponsor") and (ii) $982,150 of new 5.3% secured convertible notes to Focus Impact Partners, LLC (the “Focus Impact Partners”, together with the Sponsor, the “Secured Parties”) (such secured convertible notes together, the “New Convertible Notes”), in exchange for the cancellation and conversion of (x) the unsecured convertible grid note (the “Focus Partners Convertible Note”) issued by the Company to the Consultant on January 12, 2024, (y) the $3,000,000 convertible promissory note issued by the Company to the Sponsor, dated December 1, 2023 and a convertible promissory note issued by the Company to the Sponsor, dated May 9, 2023, and (z) $345,000 of accrued and unpaid fees owed by the Company to the Consultant under the administrative services agreement, dated October 27, 2021, by and between the Company (as successor to Focus Impact Acquisition Corp.) and the Sponsor. The New Convertible Notes have a maturity date of November 13, 2026. The principal loan amount and any accrued and unpaid interest under the New Convertible Notes are convertible into common shares of the Company at a 25% discount to the issuer's 20-day volume weighted average price, subject to a conversion floor price of $0.867 per share.

In connection with the New Convertible Notes, the Company agreed (i) to grant the Secured Parties a first ranking security interest in all of the carbon credits and similar environmental assets held by the Company, presently existing or hereafter created or acquired, and (ii) to execute and deliver to the Secured Parties a security agreement evidencing the Secured Parties’ security interest (the “Security Agreement”). On December 18, 2024, the Company executed and delivered to the Secured Parties the Security Agreement.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, a copy of which is filed as Exhibit 10.1 of this Current Report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Security Agreement, dated December 18, 2024, by and among DevvStream Corp., Focus Impact Sponsor, LLC and Focus Impact Partners, LLC.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2024
DEVVSTREAM CORP.

	By:	/s/ David Goertz
	Name:	David Goertz
	Title:	Chief Financial Officer

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